Correction

       With respect to the Prospectus of Inland Real Estate Income and Growth Fund dated March 4, 2002, the narrative related to the Total Return bar chart for the calendar years 2000 and 2001 incorrectly states that the lowest return for the Class A Shares for a quarter during the period of the bar chart was -8.06% (quarter ended September 30, 2001). The actual lowest return for the Class A Shares for a quarter during the period of the bar chart was -1.76% (quarter ended March 31, 2001).

       Further, the Average Annual Total Returns table for the periods ended December 31, 2001 contained in the Prospectus is correct, but does not reflect the impact of the sales charge. The following Average Annual Total Returns table reflects the impact of the sales charge:

                        AVERAGE ANNUAL TOTAL RETURNS (1)
                    (for the periods ended December 31, 2001)

                                                  1 Year        Life of the Fund
                                                  ------        ----------------
    Return Before Taxes                           2.75%              8.12%
    Return After Taxes on Distributions           1.37%              6.25%
    of Class A Shares (2)(3)(4)
    Return After Taxes on Distributions           1.61%              5.53%
    and Sale of Class A Shares
    (2)(3)(4)
    NAREIT Composite Index (no                    13.93%             13.56%
    deduction for fees, expenses or
    taxes) (5)
    -------------------------------------

      (1) Unlike the bar chart, this performance information reflects the impact of the sales charge. The Class C Shares of the Fund were not offered until March 4, 2002. No return information is available for the Class C Shares.

      (2) After tax returns are calculated using the highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

      (3) Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

      (4) After-tax returns are shown for only Class A Shares. After-tax returns for Class C Shares will vary from those shown for Class A Shares.

      (5) The Fund compared its average annual total return for 2000 to the NAREIT Equity Index, which is a capitalization weighted index of publicly-traded equity REITs. The Fund is not limited to investing in equity REITs. The Fund may, and does, invest in mortgage REITs and hybrid REITs. Taking this into account, the Fund believes that it is better to compare its average annual total return to the NAREIT Composite Index, which is a capitalization weighted index of publicly-traded REITs. "NAREIT" is a registered trademark of the National Association of Real Estate Investment Trusts.